MARCH 17, 2020

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

HARTFORD DIVIDEND AND GROWTH HLS FUND SUMMARY PROSPECTUS

DATED MAY 1, 2019, AS SUPPLEMENTED AUGUST 8, 2019

AND

HARTFORD HLS FUNDS PROSPECTUS

DATED MAY 1, 2019, AS SUPPLEMENTED THROUGH FEBRUARY 28, 2020

This Supplement contains new and additional information regarding Hartford Dividend and Growth HLS Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.

Mark E. Vincent has announced his plans to leave Wellington Management Company LLP. Effective immediately, he will no longer serve as a portfolio manager to Hartford Dividend and Growth HLS Fund. Accordingly, all references to Mark E. Vincent in the above referenced Summary Prospectus and Statutory Prospectus are deleted in their entirety effective immediately.

This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.

HV-7522	March 2020